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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 10.39

AMENDMENT NO. 2 TO COLLABORATION AGREEMENT
BETWEEN TULARIK INC. AND JAPAN TOBACCO INC.

    THIS AMENDMENT NO. 2 (this "Amendment") to the Collaboration Agreement dated as of June 1, 2000 (the "Agreement") by and between Japan Tobacco Inc., a Japanese corporation, having offices at JT Building, 2-1 Toranomon, 2-chome, Minato-ku, Tokyo 105, Japan ("JT"), and Tularik Inc., a Delaware corporation having offices at Two Corporate Drive, South San Francisco, California 94080 ("Tularik"), is entered into as of May 31, 2001. JT and Tularik may be referred to herein as a "Party" or, collectively, as "Parties".

    WHEREAS, the Parties previously entered into the Agreement, which provided for a collaborative program between JT and Tularik to research, discover, develop, manufacture and market products that agonize or antagonize various Program Targets for the treatment of disease in humans;

    WHEREAS, Tularik has established the Subsidiary to conduct a portion of such collaborative program;

    WHEREAS, the Parties desire to modify the Agreement to clarify certain provision of the Agreement relating to the support for the Research Program;

    WHEREAS, in order to accomplish the foregoing, the Parties have agreed to amend the Agreement in part;

    NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements expressed herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Tularik and JT hereby agree as follows:

    1.  Section 6.1(b) of the Agreement is hereby amended by deleting the last sentence of Section 6.1(b).

    2.  For the purpose of clarification of Section 6.1(b)(B), Section 6.1 of the Agreement is hereby further amended by inserting the following as Section 6.1(g) and (h):

(g) JT shall pay to Tularik [*] to support the Research Program during the period from [*]. Tularik represents that the attached Exhibit A reflects: (i) [*] the conduct of the Research Program during the period from [*]; and (ii) [*] the conduct of the Research Program [*] during the period from [*].

(h) Tularik covenants and agrees to provide to [*] on or before [*] a revised version of Exhibit A (the "Revised Exhibit") reflecting: (i) [*] the conduct of the Research Program during the period from [*]; and (ii) the [*] during the period from [*]. The [*] shall advise Tularik and JT on or before [*] whether such [*] reasonably believes that the [*]. Then, by [*], the Parties shall mutually discuss in good faith by taking into consideration [*] and [*], and either agree upon (i) the [*]; or (ii) a [*] during the period from [*]; provided, however, that the  [*] shall in no event be less than [*]. If the sum of the [*], and the [*] from [*] is greater than or equal to [*], JT shall pay to Tularik [*] to support the Research Program during the period from [*] on or before [*]. If the sum of the [*], and the [*] from [*] is less than   [*], JT shall [*] amount equal to (i) [*]; multiplied by (ii) [*]. JT shall pay to Tularik [*], to support the Research Program during the period from [*] on or before [*]. In the event that the [*] from [*], Tularik shall [*] an amount equal to (i) [*]; multiplied by (ii) [*]. At the option of JT, any [*] calculated pursuant to the immediately preceding sentence: (i) shall be [*]; or (ii) shall be [*] support for the Research Program [*] due to Tularik by JT for the period from [*], unless otherwise agreed by the Parties. If the attested report of each year pursuant to [*] shows any [*] from each of [*] report provided by Tularik without such attest, such [*], in a reasonable time frame.

    3.  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement.

    4.  Except as expressly modified by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

    5.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same instrument.

    IN WITNESS WHEREOF, the parties have executed, or caused their duly authorized officer or representative to execute, this Amendment as of May 31, 2001.

TULARIK INC.
By:	/s/ David V. Goeddel
Name: David V. Goeddel, Ph.D. Title: Chief Executive Officer
JAPAN TOBACCO INC.
By:	/s/ Takashi Kato
Name: Takashi Kato Title: Managing Director, Pharmaceutical Division

Exhibit A

    [*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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  EXHIBIT 10.39
AMENDMENT NO. 2 TO COLLABORATION AGREEMENT BETWEEN TULARIK INC. AND JAPAN TOBACCO INC.
Exhibit A